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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        CUMBERLAND BANCORP, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

Tennessee                                                       62-1297760
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(State of incorporation or organization)                    (I.R.S. Employer
                                                            Identification No.)

           4205 Hillsboro Road, Suite 212, Nashville, Tennessee 37215
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(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of Each Exchange on Which
  Title of Each Class to be Registered           Each Class is to be Registered
  ------------------------------------           ------------------------------
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

        Securities to be registered pursuant to Section 12(g) of the Act:
                                  Common Stock
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                                (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered

     The Registrant incorporates by reference herein the description of the Registrant's Common Stock appearing under the caption "Description of Capital Stock" at pages 62 through 65 in the Registrant's preliminary prospectus, dated September 8, 1999, included in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-84173) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on September 8, 1999, as such description may be amended in any preliminary or final prospectus included or deemed to be included in an amendment to the Registration Statement subsequently filed with the SEC. The Registration Statement will be declared effective concurrently with this Form 8-A.

Item 2.  Exhibits

         3.1 Amended and Restated Charter of Cumberland Bancorp, Incorporated (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-84173))

         3.2 Amended and Restated Bylaws of Cumberland Bancorp, Incorporated (incorporated by reference to Exhibit 3.2 to the Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-84173))




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                          CUMBERLAND BANCORP, INCORPORATED

                                          By:  /s/ Joel Porter
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                                               Name:  Joel Porter
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                                               Title: President (Principal
                                                      --------------------------
                                                      Executive Officer)
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Dated: September 20, 1999










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